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Exhibit 3.1

        [Allens Arthur Robinson Logo]

Constitution of
AUSTRALIAN SECURITISATION
MANAGEMENT PTY LIMITED
ACN 103 852 428

The Corporations Act 2001 (Cth)
A company limited by shares
Registered in New South Wales

The Chifley Tower
2 Chifley Square
Sydney NSW 2000
Tel 61 2 9230 4000
Fax 61 2 9230 5333
www.aar.com.au

® Copyright Allens Arthur Robinson 2003

[GRAPHIC] CERTIFICATE

Certificate of Registration
of a Company

This is to certify that

AUSTRALIAN SECURITISATION MANAGEMENT PTY

LIMITED

Australian Company Number 103 852 428

is a registered company under the Corporations Act 2001 and is taken to be registered in New South Wales.

The company is limited by shares.

The company is a proprietary company.

The day of commencement of registration is
the twenty-fourth day of February 2003.

                  Issued by the
                  Australian Securities and Investments Commission
                  on this twenty-fourth day of February, 2003.

                  /s/ David Knott
                  David Knott
                  Chairman

Constitution of
Australian Securitisation Management Pty Limited
ACN

[Allens Arthur Robinson Logo]

Table of Contents

GENERAL		5
1.	Definitions	5
2.	Interpretation	5
3.	Replaceable rules	6
4.	Proprietary company provisions	6
5.	Actions authorised	6
CAPITAL		6
6.	Power of directors to issue securities	6
7.	Classes of shares	6
8.	Brokerage and commission	7
9.	Recognition of third party interests	7
CERTIFICATES FOR SHARES		7
10.	Share certificates	7
11.	Form of share certificates	7
12.	Worn out or defaced share certificates	8
LIEN ON SHARES		8
13.	Lien on shares	8
14.	Exercise of lien	9
15.	Completion of sale	9
16.	Application of proceeds of sale	9
CALLS ON SHARES		10
17.	Directors' power to make calls	10
18.	Liability of joint holders for calls	10
19.	Interest on unpaid amounts	10
20.	Fixed sums taken to be called	10
21.	Differentiation between holders	10
22.	Prepayments of calls	10
TRANSFER OF SHARES		11
23.	Transferability of certificated shares	11
24.	Registration of transfers	11

i

25.	Restriction on transfer of shares	11
26.	Suspension of transfers	12
TRANSMISSION OF SHARES		12
27.	Entitlement to shares on death	12
28.	Registration of persons entitled	12
29.	Dividends and other rights	12
FORFEITURE OF SHARES		13
30.	Liability to forfeiture	13
31.	Surrender of shares	13
32.	Power of forfeit	13
33.	Powers of directors	13
34.	Consequences of forfeiture	13
35.	Notice of forfeiture	14
36.	Evidentiary matters	14
37.	Transfers after forfeiture and sale	14
38.	Fixed amounts taken to be calls	14
GENERAL MEETINGS		15
39.	Power of directors to convene	15
40.	Notice of general meetings	15
41.	Business of general meetings	15
42.	Quorum	15
43.	If quorum not present	15
44.	Chair of meetings	15
45.	Adjournments	16
46.	Voting at general meetings	16
47.	Procedure for polls	16
48.	Chair's casting vote	16
49.	Representation and voting of members	17
50.	Joint holders	17
51.	Members of unsound mind and minors	17
52.	Restriction on voting rights - unpaid amounts	17
53.	Objections to qualification to vote	17
54.	Number of proxies	17
55.	Form of proxy	18

56.	Lodgment of proxies	18
57.	Validity of proxies	18
58.	Where proxy is incomplete	19
59.	Right of officers and advisers to attend general meeting	19
60.	Single member and circulating resolutions	20
APPOINTMENT, REMOVAL AND REMUNERATION OF DIRECTORS		20
61.	Appointment and removal	20
62.	No share qualification	20
63.	Remuneration	20
64.	Vacation of office	21
65.	Retiring allowance for directors	21
POWERS AND DUTIES OF DIRECTORS		22
66.	Powers of directors	22
67.	Appointment of attorneys	22
68.	Negotiable instruments	22
PROCEEDINGS OF DIRECTORS		22
69.	Proceedings	22
70.	Meetings by technology	23
71.	Quorum at meetings	23
72.	Chair of directors	23
73.	Proceedings at meetings	23
74.	Material personal interests	24
75.	Alternate directors	24
76.	Delegation	25
77.	Committees	25
78.	Written resolutions	25
79.	Single director decisions	26
80.	Defects in appointments	26
MANAGING DIRECTOR		26
81.	Power to appoint managing director	26
82.	Remuneration	27
83.	Delegation of powers to managing director	27
SECRETARIES AND OTHER OFFICERS		27
84.	Secretaries	27

85.	Other officers	27
SEALS AND EXECUTING DOCUMENTS		27
86.	Seals and their use	27
INSPECTION OF RECORDS		28
87.	Inspection of records	28
DIVIDENDS, INTEREST AND RESERVES		28
88.	Powers to declare Dividends and pay interest	28
89.	Crediting of Dividends	28
90.	Differential Dividends	29
91.	Reserves	29
92.	Deduction of unpaid amounts	29
93.	Distributions in kind	29
94.	Payment of distributions	30
CAPITALISATION OF PROFITS		30
95.	Capitalisation of profits	30
DIVIDEND REINVESTMENT PLANS		31
96.	Dividend reinvestment plans	31
NOTICES		32
97.	Notices generally	32
98.	Notices of general meeting	33
JOINT HOLDERS		33
99.	Notice to Joint holders	33
WINDING UP		33
100.	Winding up	33
INDEMNITY		34
101.	Indemnity and insurance	34

GENERAL

1.    Definitions

  The following definitions apply in this constitution unless the context otherwise requires.

  ASIC means the Australian Securities and Investments Commission.

  Corporations Act means the Corporations Act 2001 (Cth).

  Dividend includes an interim dividend.

  Director means a person appointed or elected to the office of director of the company in accordance with this constitution and includes any alternate director duly acting as a director and, where the context permits, a sole director.

  Employee Member means an employee of the company or one of its subsidiaries, or a former employee of the company or one of its subsidiaries, who has continued to be a member of the company.

  Member Present means, in connection with a meeting, the member present in person at the venue or venues for the meeting or by proxy, by attorney and, where the member is a body corporate, by representative.

  Prescribed Rate means the base rate charged by the company's principal banker to corporate customers from time to time in respect of overdraft loans in excess of $100,000 calculated on a daily basis and a year of 365 days.

  Seal means any common seal or duplicate common seal of the company.

2.    Interpretation

  Headings are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

  (a)
  A gender includes all genders.

  (b)
  The singular includes the plural and conversely.

  (c)
  Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

  (d)
  A reference to a paragraph or sub-paragraph is to a paragraph or sub-paragraph, as the case may be, of the Clause or paragraph, respectively, in which the reference appears.

  (e)
  A reference to any legislation or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it, and all regulations and statutory instruments issued under it.

  (f)
  Section 46 of the Acts Interpretation Act 1901 (Cth) applies in relation to this constitution as if it is an instrument made under the Corporation Act.

  (g)
  Except in so far as a contrary intention appears in this constitution, an expression has, in a provision of this constitution which relates to a particular provision of the Corporations Act, the same meaning as in that provision of the Corporations Act.

  (h)
  A mention of anything after include, includes or including does not limit what else might be included.

  (i)
  A reference to the Issuer Security Trust Deed or any Issuer Transaction Document is to the Issuer Security Trust Deed or such Issuer Transaction Document as amended, varied, supplemented or novated from time to time.

3.    Replaceable rules

  The replaceable rules contained in the Corporation Act do not apply to the company.

4.    Proprietary company provisions

  (a)
  The company is a proprietary company.

  (b)
  The number of members of the company is limited to 50 non-Employee Members.

  (c)
  The company must not engage in any activity that would require the lodgement of a prospectus, other than as is permitted by the Corporations Act.

5.    Actions authorised

  Where the Corporations Act authorises or permits a company to do any matter or thing if so authorised by its constitution, the company is and shall be taken by this Clause to be authorised or permitted to do that matter or thing, despite any other provisions of this constitution.

CAPITAL

6.    Power of directors to issue securities

  (a)
  The directors may issue shares or options over shares in, and other securities of, the company.

  (b)
  Any share, option or other security may be issued with such preferred, deferred or other special rights or such restrictions, whether with regard to dividends, voting, return of capital, payment of calls or otherwise, as the directors may decide.

  (c)
  Paragraph (a) has effect without prejudice to any special rights conferred on the holders of any issued shares, options or other securities.

  (d)
  The consideration payable for the issue of a share, option or other security will be the consideration determined by the directors at the time of issue of the share, option or other security and such other consideration as the holder of that share, option or other security and the company from time to time agree.

7.    Classes of shares

  (a)
  This Clause applies if at any time the share capital is divided into different classes of shares.

  (b)
  The rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the company is being wound up, be varied:

  (i)
  with the consent in writing of the holders of three-fourths of the issued shares of that class; or

  (ii)
  with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of the class.

  (c)
  The provisions of this constitution relating to general meetings apply in so far as they are capable of application to every separate class except that any holder of shares of the class present may demand a poll.

  (d)
  The rights conferred on the holders of the shares of any class issued with preferred or other special rights shall not, unless otherwise provided by this constitution, or by the terms of issue of the shares of that class, be taken to be varied, abrogated or otherwise affected by the creation or issue of further shares ranking equally with those shares.

  (e)
  The issue of any securities ranking in priority, or any conversion of existing securities to securities ranking in priority to an existing class of preference shares, is a variation or abrogation of the rights attaching to that existing class of preference shares.

8.    Brokerage and commission

  (a)
  The company may exercise the powers to pay brokerage or commission conferred by the Corporations Act in the manner provided by the Corporations Act.

  (b)
  The brokerage or commission may be satisfied by:

  (i)
  the payment of cash;

  (ii)
  the allotment of fully or partly paid shares; or

  (iii)
  partly by the payment of cash and partly by the allotment of fully or partly paid shares.

9.    Recognition of third party interests

  (a)
  Except as required by Corporations Act, the company shall not recognise a person as holding a share on any trust.

  (b)
  Whether or not it has notice of the rights or interests concerned, the company is not bound to recognise:

  (i)
  any equitable, contingent, future or partial interest in any share or unit of a share; or

  (ii)
  any other right in respect of a share,

    except an absolute right of ownership of the member or as otherwise provided by this constitution or by law.

CERTIFICATES FOR SHARES

10.    Share certificates

  (a)
  A person whose name is entered as a member in the register of members is entitled without payment to receive a certificate in respect of the member's shares in accordance with the Corporations Act.

  (b)
  The company is not bound to issue more than one certificate in respect of a share or shares held jointly by several persons.

  (c)
  Delivery of a certificate for a share to one of several joint holders is sufficient delivery to all of the joint holders.

11.    Form of share certificates

  A certificate for shares shall be in a form that the directors from time to time decide and must contain details of:

  (a)
  the name of the company and the state in which it is registered;

  (b)
  the class of the shares; and

  (c)
  the amount paid and unpaid on the Shares.

12.    Worn out or defaced share certificates

  (a)
  Subject to paragraph (b), the provisions of the Corporations Act with respect to certificates which are lost or destroyed shall apply to certificates which are worn out or defaced. The directors may exercise all the powers in relation to certificates which are lost, destroyed, worn out or defaced as are exercisable by the company or its directors under the Corporations Act in relation to certificates that are lost or destroyed.

  (b)
  The company:

  (i)
  shall issue a certificate in replacement of a worn out or defaced certificate only if the certificate to be replaced is received by the company for cancellation and is cancelled; and

  (ii)
  may require the payment of any amount as the directors determine in connection with the issue of a replacement certificate.

LIEN ON SHARES

13.    Lien on shares

  (a)
  The company has a first and paramount lien on every share for:

  (i)
  any amount due and unpaid in respect of the share which has been called or is payable at a fixed time;

  (ii)
  any amounts which remain outstanding on loans made by the company to acquire shares under an employee incentive scheme;

  (iii)
  all amounts that the company may be called on by law to pay in respect of the share.

  (b)
  The directors may at any time exempt a share wholly or in part from the provisions of this Clause.

  (c)
  The company's lien (if any) on a share extends to all Dividends payable and entitlements deriving in respect of the share. The directors may retain those Dividends or entitlements and may apply them in or towards satisfaction of all amounts due to the company in respect of which the lien exists.

  (d)
  No person shall be entitled to exercise any rights or privileges as a member until the member has paid all calls, instalments of calls and other moneys (including interest) for the time being payable in respect of every share held by the member.

  (e)
  Paragraph (f) shall apply if the company is or may in the future be liable, under the law of any jurisdiction in or outside Australia:

  (i)
  in respect of any shares registered in the name of a member (whether solely or jointly with others); or

  (ii)
  in respect of any Dividends, interest, bonuses or other moneys or distributions paid or payable or entitlements derived or deriving in respect of any such shares;

    to pay any amount for or on account or in respect of any member, whether in consequence of the death of that member, the non-payment of any income or other tax by that member, the non-payment of any estate, probate, succession, death, stamp or other duty by the member or by the executor or administrator of the estate of that member or otherwise.

  (f)
  The company:

  (i)
  shall be fully indemnified by the member referred to in paragraph (e) or the member's estate from and against the liability referred to in that paragraph;

  (ii)
  shall have a lien on the shares registered in the name of that member for all moneys paid or payable by the company in respect of those shares under or in consequence of the liability; and

  (iii)
  may recover, as a debt due from that member or the member's estate, those moneys by deducting from any Dividend or any other amount payable to the member in respect of the shares or otherwise (together with interest on the sum from the day of payment by the company to the time of actual repayment by the member or the member's estate at a rate not exceeding the Prescribed Rate, but the directors may waive payment of interest wholly or in part).

14.    Exercise of lien

  (a)
  Subject to paragraph (b), the company may sell any shares on which the company has a lien, the manner that the directors think fit.

  (b)
  A share on which the company has a lien shall not be sold unless:

  (i)
  a sum in respect of which the lien exists is payable; and

  (ii)
  at least 7 days before the date of the sale, the company has given to the member or the person entitled to the share by reason of the death or bankruptcy of the member, a notice in writing demanding payment of the sum.

15.    Completion of sale

  (a)
  For the purpose of giving effect to a sale of shares under lien, the directors may authorise a person to do everything necessary to transfer the shares sold to the purchaser of the shares.

  (b)
  The company shall register the purchaser as the holder of the shares comprised in any transfer, after which the validity of the sale may not be impeached by any person, and the purchaser is not bound to see to the application of the purchase money.

  (c)
  The title of the purchaser to the shares is not affected by any irregularity or invalidity in connection with the sale.

  (d)
  The purchaser shall be discharged from liability for any calls which may have been due before the purchase of those shares, unless otherwise expressly agreed.

  (e)
  The remedy of any person aggrieved by any sale shall be in damages only and against the company exclusively.

16.    Application of proceeds of sale

  The proceeds of a sale made under a lien shall be applied by the company in payment of the part of the amount in respect of which the lien exists as is presently payable. Any residue shall be paid to the person entitled to the shares immediately prior to the sale.

CALLS ON SHARES

17.    Directors' power to make calls

  (a)
  The directors may make calls on the members in respect of any money unpaid on the shares of the members which is not by the terms of issue of those shares made payable at fixed times.

  (b)
  Each member shall, on receiving at least 14 days' notice specifying the time or place of payment, pay to the company at the time and place so specified the amount called on the member's shares.

  (c)
  The directors may revoke or postpone a call.

  (d)
  A call may be required to be paid by instalments.

  (e)
  A call is made at the time when the resolution of the directors authorising the call was passed.

  (f)
  The non-receipt of a notice of a call by, or the accidental omission to give notice of a call to, any member shall not invalidate the call.

18.    Liability of joint holders for calls

  The joint holders of a share are jointly and severally liable to pay all calls in respect of the share.

19.    Interest on unpaid amounts

  (a)
  If a sum called or otherwise payable to the company in respect of a share is not paid before or on the day appointed for payment of the sum, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment of the sum to the time of actual payment at a rate determined by the directors but not exceeding the Prescribed Rate together with expenses incurred by the company by reason of non-payment.

  (b)
  The directors may waive payment of that interest wholly or in part.

20.    Fixed sums taken to be called

  (a)
  Any sum that, under the terms of issue of a share, becomes payable on allotment or at a fixed date shall, for the purposes of this constitution, be taken to be a call duly made and payable on the date on which under the terms of issue the sum becomes payable.

  (b)
  If any other sum is not paid when due, all the provisions of this constitution relating to payment of interest and expenses, forfeiture or otherwise apply as if that sum had become payable by virtue of a call duly made and notified.

21.    Differentiation between holders

  The directors may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment.

22.    Prepayments of calls

  (a)
  The directors may accept from a member the whole or a part of the amount unpaid on a share even if that amount has not been called.

  (b)
  The directors may authorise payment by the company of interest on the whole or any part of an amount accepted under paragraph (a), until the amount becomes payable, at a rate, not exceeding the Prescribed Rate, which is agreed between the directors and the member paying the sum.

  (c)
  The directors may at any time repay the whole or any part of any amount paid in advance on serving the member with one month's notice of its intention to do so.

TRANSFER OF SHARES

23.    Transferability of certificated shares

  (a)
  Subject to this constitution and the Corporations Act, a member's shares may be transferred by instrument in writing, in any form authorised by the Corporations Act or in any other form that the directors approve.

  (b)
  A transfer of shares remains the holder of the shares transferred until the transfer is registered.

24.    Registration of transfers

  (a)
  The following documents must be lodged for registration at the registered office of the company or the location of the relevant share register:

  (i)
  the instrument of transfer;

  (ii)
  the certificate (if any) for the shares; and

  (iii)
  any other information that the directors may require to establish the transferor's right to transfer the shares.

  (b)
  On compliance with paragraph (a), the company shall, subject to the powers of the company to refuse registration, register the transferee as a member.

  (c)
  The directors may waive compliance with paragraph (a)(ii) on receipt of satisfactory evidence of loss or destruction of the certificate.

25.    Restriction on transfer of shares

  (a)
  The directors may in their absolute discretion refuse to register any transfer of shares and may decline to give their reasons for doing so.

  (b)
  Where the directors resolve to refuse to register a transfer of shares, the directors shall notify the transferee not later than 2 months after the date on which the transfer was lodged with the company.

26.    Suspension of transfers

  The registration of transfers of shares may be suspended at any time and for any period as the directors from time to time decide. The aggregate of those periods shall not exceed 30 days in any calendar year.

TRANSMISSION OF SHARES

27.    Entitlement to shares on death

  (a)
  Where a member dies:

  (i)
  the survivor or survivors, where the member was a joint holder; and

  (ii)
  the legal personal representatives of the deceased, where the member was a sole holder,

    shall be the only persons recognised by the company as having any title to the member's interest in the shares.

  (b)
  The directors may require evidence of a member's death as they think fit.

  (c)
  This Clause does not release the estate of a deceased joint holder from any liability in respect of a share that had been jointly held by the holder with any persons.

28.    Registration of persons entitled

  (a)
  Subject to the Bankruptcy Act 1966 and to the production of any information that is properly required by the directors, a person becoming entitled to a share in consequence of the death or bankruptcy of a member may elect to:

  (i)
  be registered personally as holder of the share; or

  (ii)
  have another person registered as the transferee of the share.

  (b)
  All the limitations, restrictions and provisions of this constitution relating to:

  (i)
  the right to transfer;

  (ii)
  the registration of the transfer of; and

  (iii)
  the issue of certificates with respect to,

    shares are applicable to any transfer as if the death or bankruptcy of the member had not occurred and the notice or transfer were a transfer signed by that member.

29.    Dividends and other rights

  (a)
  Where a member dies or becomes bankrupt, the member's legal personal representative or the trustee of the member's estate (as the case may be) is, on the production of all information as is properly required by the directors, entitled to the same Dividends, entitlements and other advantages and to the same rights (whether in relation to meetings of the company or to voting or otherwise) as the member would have been entitled to if the member had not died or become bankrupt.

  (b)
  Where 2 or more persons are jointly entitled to any share as a result of the death of a member, they shall, for the purposes of this constitution, be taken to be joint holders of the share.

FORFEITURE OF SHARES

30.    Liability to forfeiture

  (a)
  If a member fails to pay a call or instalment of a call on or before the day appointed for payment of the call or instalment, the directors may, at any time afterwards while any part of the call or instalment remains unpaid, serve a notice on the member requiring payment of so much of the call or instalment as is unpaid, together with any interest that has accrued and all expenses of the company incurred as a result of the non-payment.

  (b)
  The notice shall:

  (i)
  specify another day (not earlier than 14 days after the date of service of the notice) on or before which and a place at which the payment required by the notice is to be made; and

  (ii)
  state that, if payment is not made at or before the time specified, the shares in respect of which the call was made shall be liable to be forfeited.

31.    Surrender of shares

  Subject to law, the directors may accept the:

  (a)
  surrender of any fully paid share by way of compromise of any question as to the proper registration of the holder or in satisfaction of any payment due to the company; and

  (b)
  gratuitous surrender of any fully paid share.

  Any share so surrendered may be disposed of in the same manner as a forfeited share.

32.    Power to forfeit

  (a)
  If the requirements of a notice served under Clause 30 are not complied with, any share in respect of which the notice has been given may at any time afterwards, but before the payment required by the notice has been made, be forfeited by a resolution of the directors to that effect.

  (b)
  Such a forfeiture shall include all Dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

33.    Powers of directors

  (a)
  A forfeited share may be sold or otherwise disposed of on the terms and in the manner that the directors think fit.

  (b)
  The forfeiture may be cancelled on the terms that the directors think fit at any time before a sale or disposition.

  (c)
  Any residue from the proceeds of sale of a forfeited share, after satisfaction of any calls or instalments due and unpaid and accrued interest and expenses in respect of those shares, shall be paid to the person entitled to those shares at the time of the forfeiture, to the executors, administrators or assigns of the person or as the person directs.

34.    Consequences of forfeiture

  A person whose shares have been forfeited:

  (a)
  ceases to be a member in respect of the forfeited shares at the time and on the date of the passing of the directors' resolution approving the forfeiture;

  (b)
  shall have no claims or demands against the company in respect of those shares;

  (c)
  shall have no other rights incident to the shares except the rights that are expressly provided by the Corporations Act or saved by this constitution; and

  (d)
  remains liable to pay to the company all money that, at the date of forfeiture, was payable by the person to the company in respect of the shares (including, if the directors think fit, interest from the date of forfeiture at the Prescribed Rate on the money for the time being unpaid). The directors may (but shall not be obliged to) enforce the payment of the money or any part of the money for which the member is liable as they think fit.

35.    Notice of forfeiture

  (a)
  Notice of the resolution of forfeiture shall be given to the member in whose name the share was registered immediately before the forfeiture and an entry of the forfeiture and its date shall be made immediately in the register.

  (b)
  The provisions of paragraph (a) are directory only and the validity of any forfeiture shall not be affected in any way by any omission to give the notice or to note the entry.

36.    Evidentiary matters

  Without prejudice to Clause 35, a statement in writing by a director or a secretary of the company to the effect that:

  (a)
  a share in the company has been duly forfeited on a date specified in the statement; or

  (b)
  a particular sum is payable by a member or former member to the company as at a particular date in respect of a call or instalment of a call (including interest), is prima facie evidence of the facts set out in the statement as against all persons claiming to be entitled to the share and against the member or former member who remains liable to the company under Clause 34.

37.    Transfers after forfeiture and sale

  (a)
  The company may:

  (i)
  receive the consideration (if any) given for a forfeited share on any sale or disposition of the share; and

  (ii)
  effect a transfer of the share in favour of the person to whom the share is sold or disposed of.

  (b)
  On the completion of the transfer, the transferee shall be registered as the holder of the share and is not bound to see to the application of any money paid as consideration.

  (c)
  The title of the transferee to the share is not affected by any irregularity or invalidity in connection with the forfeiture, sale or disposal of the share.

38.    Fixed amounts taken to be calls

  The provisions of this constitution relating to forfeiture apply in the case of non-payment of any sum that, under the terms of issue of a share, becomes payable at a fixed time, as if that sum had become payable by virtue of a call duly made.

GENERAL MEETINGS

39.    Power of directors to convene

  (a)
  Any director may convene a general meeting whenever the director thinks fit.

  (b)
  Any director may cancel by notice in writing to all members any meeting convened by the director, except that a meeting convened on the requisition of a member or members shall not be cancelled without their consent.

  (c)
  The directors may postpone a general meeting or change the place at which it is to be held by notice, not later than 72 hours prior to the time of the meeting, to all persons to whom the notice of meeting (the first notice) was given. The postponing notice shall specify the place, date and time of the meeting. The meeting shall be taken to have been duly convened under the first notice.

40.    Notice of general meetings

  (a)
  Each notice convening a general meeting shall contain the information required by the Corporations Act.

  (b)
  The non-receipt of a notice convening a general meeting by or the accidental omission to give notice to any person entitled to receive notice shall not invalidate the proceedings at or any resolution passed at the meeting.

41.    Business of general meetings

  Unless all members are present as Members Present and agree otherwise, no business shall be transacted at any general meeting except as set out in the notice of the meeting.

42.    Quorum

  (a)
  No business shall be transacted at any general meeting unless a quorum of members is present at the time when the meeting proceeds to business.

  (b)
  Except as otherwise provided in this constitution, 2 Members Present shall constitute a quorum.

43.    If quorum not present

  If a quorum is not present within 20 minutes after the time appointed for the meeting:

  (a)
  where the meeting was convened on the requisition of members, the proposed meeting shall be dissolved (subject to Clause 45(a));

  (b)
  in any other case:

  (i)
  the meeting stands adjourned to a day and at a time and place as the directors decide or, if no decision is made by the directors, to the same day in the next week at the same time and place; and

  (ii)
  if at the adjourned meeting a quorum is not present within 20 minutes after the time appointed for the meeting, the meeting shall be dissolved.

44.    Chair of meetings

  (a)
  Subject to paragraph (b), the chair of directors or, in the chair's absence, the deputy chair shall preside as chair at every general meeting.

  (b)
  Where a general meeting is held and:

  (i)
  there is no chair or deputy chair; or

  (ii)
  the chair or deputy chair is not present within 15 minutes after the time appointed for the meeting or does not wish to act as chair of the meeting,

    the directors present shall choose one of their number or, in the absence of all directors or if none of the directors present wish to act, the Members Present shall elect one of their number to be chair of the meeting.

45.    Adjournments

  (a)
  The chair may and shall if so directed by the meeting adjourn the meeting from time to time and from place to place.

  (b)
  No business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

  (c)
  When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.

  (d)
  Except as provided by paragraph (c), it is not necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

46.    Voting at general meetings

  (a)
  Any resolution to be considered at a meeting shall be decided on a show of hands unless a poll is demanded.

  (b)
  A declaration by the chair that a resolution has on a show of hands been carried or lost and an entry to that effect in the minutes of the meeting shall be taken as conclusive evidence of the fact without the need to show the number or proportion of the votes recorded in favour of or against the resolution.

  (c)
  Despite the Corporations Act, a poll for a resolution may be demanded by at least 2 Members Present and entitled to vote on the resolution.

  (d)
  A poll may not be demanded on the election of a chair or on a resolution for adjournment.

47.    Procedure for polls

  (a)
  A poll when demanded shall be taken in the manner and at the time the chair directs.

  (b)
  The result of the poll shall be a resolution of the meeting at which the poll was demanded.

  (c)
  The demand for a poll shall not prevent a meeting from continuing for the transaction of any business other than that on which a poll has been demanded.

48.    Chair's casting vote

  In the case of an equality of votes on a show of hands or on a poll the chair of the meeting has a casting vote in addition to any vote to which the chair may be entitled as a member.

49.    Representation and voting of members

  Subject to this constitution and any rights or restrictions for the time being attached to any class or classes of shares:

  (a)
  at meetings of members or classes of members each member entitled to attend and vote may attend and vote in person or by proxy or attorney and (where the member is a body corporate) by representative;

  (b)
  on a show of hands, every Member Present having the right to vote at the meeting has one vote; and

  (c)
  on a poll, every Member Present having the right to vote at the meeting has one vote for each fully paid share.

50.    Joint holders

  Where more than one joint holder votes, the vote of the holder whose name appears first in the register of members shall be accepted to the exclusion of the others whether the vote is given personally, by attorney or proxy.

51.    Members of unsound mind and minors

  (a)
  If a member is:

  (i)
  of unsound mind;

  (ii)
  a person whose person or estate is liable to be dealt with in any way under the law relating to mental health; or

  (iii)
  a minor,

    the member's committee or trustee or any other person having the management or guardianship of the member's estate or affairs may, subject to paragraph (b), exercise any rights of the member in relation to a general meeting as if the committee, trustee or other person were the member.

  (b)
  Any person with powers of management or guardianship shall not exercise any rights under paragraph (a) unless and until the person has provided the directors with satisfactory evidence of the person's appointment and status.

52.    Restriction on voting rights—unpaid amounts

  A member is not entitled to attend or vote at a general meeting unless all calls and other sums presently payable by the member in respect of shares in the company have been paid.

53.    Objections to qualification to vote

  (a)
  An objection to the qualification of a person to vote may be raised only at the meeting or adjourned meeting at which the vote objected to is tendered.

  (b)
  Any objection shall be referred to the chair of the meeting, whose decision shall be final.

  (c)
  A vote allowed after an objection shall be valid for all purposes.

54.    Number of proxies

  (a)
  A member may appoint not more than 2 proxies. A proxy need not be a member.

  (b)
  An appointment of 2 proxies shall be of no effect unless each proxy is appointed to represent a specified proportion of the member's voting rights.

  (c)
  If a member appoints 2 proxies, neither proxy shall be entitled to vote on a show of hands. Otherwise, a proxy is entitled to vote on a show of hands.

55.    Form of proxy

  (a)
  An instrument appointing a proxy must:

  (i)
  be in writing under the hand of the appointor or of the appointor's attorney duly authorised in writing; or

  (ii)
  if the appointor is a corporation, it must be executed in a manner which binds that corporation under the Corporations Act.

  (b)
  A proxy may vote as the proxy thinks fit on any motion or resolution in respect of which no manner of voting is indicated.

  (c)
  An instrument appointing a proxy shall be in any form that the directors may accept or stipulate.

  (d)
  Despite Clause 50, where an instrument of proxy is signed by all of the joint holders of any shares, the votes of the proxy so appointed shall be accepted in respect of those shares to the exclusion of any votes tendered by a proxy for any one of those joint holders.

56.    Lodgment of proxies

  (a)
  The documents to be received under the Corporations Act for an appointment of a proxy to be effective may be received by the company at any time before the meeting commences or resumes (as the case may be).

  (b)
  For an instrument appointing an attorney to act on behalf of a member at all meetings of the company or at all meetings for a specified period to be effective the following documents must be received by the company at any time before commencement of the meeting or adjourned meeting at which the attorney proposes to vote:

  (i)
  the power of attorney or a certified copy of that power of attorney; and

  (ii)
  any evidence that the directors may require of the validity and non-revocation of that power of attorney.

    For the purposes of this paragraph, the company receives these documents when they are received at any of the following:

      (A)
      the company's registered office;

      (B)
      a fax number at the company's registered office; or

      (C)
      a place, fax number or electronic address specified for the purpose in the notice of meeting.

57.    Validity of proxies

  (a)
  A vote exercised in accordance with the terms of an instrument of proxy, a power of attorney or other relevant instrument of appointment is valid despite:

  (i)
  the previous death or unsoundness of mind of the principal;

    (ii)
    the revocation of the instrument (or of the authority under which the instrument was executed) or the power; or

    (iii)
    the transfer of the share in respect of which the instrument or power is given,

    if no notice in writing of the death, unsoundness of mind, revocation or transfer has been received by the company at its registered office at least 24 hours (or any shorter period as the directors may permit) before the commencement of the meeting or adjourned meeting at which the instrument is used or the power is exercised.

  (b)
  A proxy is not revoked by the principal attending and taking part in the meeting, unless the principal actually votes at the meeting on the resolution for which the proxy is proposed to be used.

58.    Where proxy is incomplete

  (a)
  No instrument appointing a proxy shall be treated as invalid merely because it does not contain:

  (i)
  the address of the appointor or of a proxy;

  (ii)
  the proxy's name or the name of the office held by the proxy; or

  (iii)
  in relation to any or all resolutions, an indication of the manner in which the proxy is to vote.

  (b)
  Where the instrument does not specify the name of a proxy, the instrument shall be taken to be given in favour of the chair of the meeting.

59.    Right of officers and advisers to attend general meeting

  (a)
  A director who is not a member shall be entitled to be present and to speak at any general meeting.

  (b)
  A secretary who is not a member shall be entitled to be present and, at the request of the chair, to speak at any general meeting.

  (c)
  Any other person (whether a member or not) requested by the directors to attend any general meeting shall be entitled to be present and, at the request of the chair, to speak at that general meeting.

60.    Single member and circulating resolutions

  (a)
  Nothing in this constitution limits the company's power under the Corporations Act to pass a resolution as a circulating resolution or, while the company has only one member, by recording the resolution and signing the record.

  (b)
  Where the company has one member only, a document signed by that member which records a decision of the member:

  (i)
  constitutes a decision of the company and is valid and effective as if it were a resolution duly passed at a meeting of members; and

  (ii)
  has effect as a minute of that decision.

APPOINTMENT, REMOVAL AND REMUNERATION OF DIRECTORS

61.    Appointment and removal

  (a)
  Subject to the Corporations Act and Clause 61(b), the company may at any time by resolution passed in general meeting:

  (i)
  appoint any person as a director; or

  (ii)
  remove any director from office.

62.    No share qualification

  Directors are not required to hold shares in the capital of the company.

63.    Remuneration

  (a)
  Subject to paragraph (b), the directors shall be paid for their services as directors such fees (not exceeding in aggregate a maximum sum that is from time to time approved by resolution of the company) as the directors determine. Any notice convening a general meeting at which it is proposed to seek approval to increase that maximum aggregate sum shall specify the proposed new maximum aggregate sum and the amount of the proposed increase.

  (b)
  Any director who is remunerated as an executive director shall not be paid fees under paragraph (a).

  (c)
  The fees fixed under paragraph (a):

  (i)
  shall be divided among the directors in the proportions as they may agree or, if they cannot agree, equally among them; and

  (ii)
  are exclusive of any benefits which the company provides to directors in satisfaction of legislative schemes (including benefits provided under superannuation guarantee or similar schemes or any other benefit permitted by the Corporations Act or this constitution).

  (d)
  The directors shall also be entitled to be paid or reimbursed for all travelling and other expenses properly incurred by them in attending and returning from any meeting of the directors, committee of the directors, general meeting of the company or otherwise in connection with the business or affairs of the company.

  (e)
  If any director, with the approval of the directors, performs extra services or makes any special exertions for the benefit of the company, the directors may approve the payment to that director of special and additional remuneration as the directors think fit having regard to the value to the company of the extra services or special exertions. Any special or additional remuneration shall not include a commission on or percentage of profits or operating revenue or turnover.

  (f)
  A director may be engaged by the company in any other capacity (other than auditor) and may be appointed on such terms as to remuneration, tenure of office and otherwise as may be agreed by the directors.

64.    Vacation of office

  In addition to the circumstances in which the office of a director becomes vacant:

  (a)
  under the Corporations Act; or

  (b)
  because of a resolution under Clause 61(a)(ii);

  (c)
  the office of a director becomes vacant if the director:

  (i)
  becomes of unsound mind or a person whose person or estate is liable to be dealt with in any way under the law relating to mental health;

  (ii)
  resigns by notice in writing to the company;

  (iii)
  is absent without the consent of the directors from meetings of the directors held during a continuous period of 6 months; or

  (iv)
  dies.

65.    Retiring allowance for directors

  (a)
  The company may make any payment or give any benefit to any director or any other person in connection with the director's retirement, resignation from or loss of office or death while in office, if it is made or given in accordance with the Corporations Act.

  (b)
  Subject to paragraph (a) the company may:

  (i)
  make contracts or arrangements with a director or a person about to become a director of the company under which the director or any person nominated by the director is paid or provided with a lump sum payment, pension, retiring allowance or other benefit on or after the director or person about to become a director ceases to hold office for any reason;

  (ii)
  make any payment under any contract or arrangement referred to in subparagraph (i); and

  (iii)
  establish any fund or scheme to provide lump sum payments, pensions, retiring allowances or other benefits for:

  (A)
  directors, on them ceasing to hold office; or

  (B)
  any person including a person nominated by the director, in the event of the director's death while in office,

    and from time to time pay to the fund or scheme any sum as the company considers necessary to provide those benefits.

  (c)
  The company may impose any conditions and restrictions under any contract, arrangement, fund or scheme referred to in paragraph (b) as it thinks proper.

  (d)
  The company may authorise any subsidiary to make a similar contract or arrangement with its directors and make payments under it or establish and maintain any fund or scheme, whether or not all or any of the directors of the subsidiary are also directors of the company.

POWERS AND DUTIES OF DIRECTORS

66.    Powers of directors

  (a)
  Subject to the Corporations Act and this constitution, the business of the company shall be managed by the directors, who may exercise all powers of the company which are not, by the Corporations Act or this constitution, required to be exercised by the company in general meeting.

  (b)
  Without limiting the generality of paragraph (a), the directors may exercise all the powers of the company.

  (c)
  In the case that the company is a wholly-owned subsidiary of a body corporate as defined in the Corporations Act, directors are authorised to act in the best interests of the holding company of the company.

67.    Appointment of attorneys

  (a)
  The directors may, by power of attorney, appoint any person to be the attorney of the company for the purposes, with the powers, authorities and discretions vested in or exercisable by the directors for any period and subject to any conditions as they think fit.

  (b)
  Any appointment under paragraph (a) may be made on terms for the protection and convenience of persons dealing with the attorney as the directors think fit and may also authorise the attorney to delegate all or any of the powers, authorities and discretions vested in the attorney.

68.    Negotiable instruments

  All negotiable instruments of the company shall be executed by the person or persons and in the manner that the directors decide from time to time.

PROCEEDINGS OF DIRECTORS

69.    Proceedings

  (a)
  The directors may meet together for the despatch of business and adjourn and otherwise regulate their meetings as they think fit.

  (b)
  A director may at any time, and on the request of a director or a secretary shall, convene a meeting of the directors.

  (c)
  Reasonable notice must be given to every director of the place, date and time of every meeting of the directors. Where any director is for the time being outside of Australia, notice need only be given to that director if contact details have been given, but notice shall always be given to any alternate director in Australia whose appointment by that director is for the time being in force.

70.    Meetings by technology

  (a)
  For the purposes of the Corporations Act, each director, on becoming a director (or on the adoption of this constitution), consents to the use of the following technology for calling or holding a directors' meeting:

  (i)
  video;

  (ii)
  telephone;

  (iii)
  electronic mail;

  (iv)
  any other technology which permits each director to communicate with every other director; or

  (v)
  any combination of the technologies described in the above paragraphs.

    A director may withdraw the consent given under this Clause in accordance with the Corporations Act.

  (b)
  Where the directors are not all in attendance at one place and are holding a meeting using technology and each director can communicate with the other directors:

  (i)
  the participating directors shall, for the purpose of every provision of this constitution concerning meetings of the directors, be taken to be assembled together at a meeting and to be present at that meeting; and

  (ii)
  all proceedings of those directors conducted in that manner shall be as valid and effective as if conducted at a meeting at which all of them were present.

71.    Quorum at meetings

  At a meeting of directors, the number of directors whose presence is necessary to constitute a quorum is the number determined by the directors and, if not so determined, is 2 directors entitled to vote. Unless the directors determine otherwise, the quorum need only be present at the time when the meeting proceeds to business.

72.    Chair of directors

  (a)
  The directors may elect one of their number as their chair and may decide the period for which the chair is to hold office as chair.

  (b)
  Where a meeting of directors is held and:

  (i)
  a chair has not been elected as provided by paragraph (a); or

  (ii)
  the chair is not present at the time appointed for the holding of the meeting or does not wish to chair the meeting,

    the directors present shall elect one of their number to be a chair of the meeting.

  (c)
  The remuneration of the chair from the remuneration fixed under Clause 63(a) shall be decided by the directors in accordance with Clause 63(c).

73.    Proceedings at meetings

  (a)
  Subject to this constitution, questions arising at a meeting of directors shall be decided by a majority of votes of directors present and voting and any such decision shall for all purposes be taken to be a decision of the directors.

  (b)
  In the case of an equality of votes, the chair of the meeting has a casting vote in addition to the chair's deliberative vote.

74.    Material personal interests

  (a)
  A director is not disqualified by the director's office from contracting with the company or any related body corporate of the company in any capacity by reason of holding of the office of director.

  (b)
  In relation to a contract or arrangement in which a director has a material personal interest:

  (i)
  the fact that the director signed the document evidencing the contract or arrangement will not in any way affect its validity;

  (ii)
  a contract or arrangement made by the company or any related body corporate with a director may not be avoided merely because the director is a party to the contract or arrangement or otherwise interested in it; and

  (iii)
  the director will not be liable to account to the company for any profit derived in respect of the contract or arrangement merely because of the director's office or the fiduciary relationship it entails.

  (c)
  If a director has a material personal interest in a matter that relates to the affairs of the company and that interest has been disclosed in accordance with the Corporations Act or is of a type that does not require disclosure:

  (i)
  the director may vote on matters that relate to the interest; and

  (ii)
  any transactions that relate to the interest may proceed; and

  (iii)
  the director can retain benefits from the transaction even though the director has the interest; and

  (iv)
  the company cannot avoid the transaction merely because of the existence of the interest.

  (d)
  If the material personal interest of a director requires disclosure in accordance with the Corporations Act, Clauses 74(c)(iii) and 74(c)(iv) only apply if the disclosure is made before the transaction is entered into.

  (e)
  Nothing in the preceding provisions of this Clause affects the duty of a director who holds any office or possesses any property whereby, directly or indirectly, duties or interests might be created in conflict with the directors' duties or interests as a director, to declare at a meeting of directors, the fact and the nature, character and extent of the conflict.

  (f)
  Sub-clauses (d) and (e) do not apply to a director who is a sole director of the company.

75.    Alternate directors

  (a)
  A director may:

  (i)
  with the approval of a majority of the other directors (if any), appoint a person (whether a member of the company or not); or

  (ii)
  without the need for the approval of the other directors, appoint another director,

    to be an alternate director in the director's place during any period that the director thinks fit.

  (b)
  An alternate director is entitled to notice of meetings of the directors and, if the appointor is not present at such a meeting, is entitled to attend and vote in the director's stead.

  (c)
  An alternate director may exercise any powers that the appointor may exercise. The exercise of any power by the alternate director (including signing a document) shall be taken to be the exercise of the power by the appointor. The exercise of any power by the alternate director shall be as agent of the company and not as agent of the appointor. Where the alternate is another director, that director shall be entitled to cast a deliberative vote on the director's own account and on account of each person by whom the director has been appointed as an alternate director.

  (d)
  The appointment of an alternate director:

  (i)
  may be terminated at any time by the appointor even if the period of the appointment of the alternate director has not expired; and

  (ii)
  terminates automatically if the appointor vacates office as a director.

  (e)
  An appointment or the termination of an appointment of an alternate director shall be effected by service on the company of a notice in writing signed by the director making the appointment.

  (f)
  The company shall not be responsible for remunerating the alternate director.

  (g)
  An alternate director shall be entitled to be reimbursed under Clause 63 as if the alternate director was a director.

76.    Delegation

  The directors may delegate any of their powers in accordance with the Corporation Act.

77.    Committees

  (a)
  Clauses 69, 70, 72 (other than paragraph (c)) and 73 shall apply to any committee as if each reference in those Clauses to the directors was a reference to the members of the committee and each reference to a meeting of directors was to a meeting of the committee.

  (b)
  The number of members whose presence at a meeting of the committee is necessary to constitute a quorum is the number determined by the directors and, if not so determined, is 2. Unless the directors determine otherwise, the quorum need only be present at the time when the meeting proceeds to business.

  (c)
  Subject to Clause 79, minutes of all the proceedings and decisions of every committee shall be made, entered and signed in the same manner in all respects as minutes of proceedings of the directors are required by the Corporations Act to be made, entered and signed.

78.    Written resolutions

  (a)
  If a document:

  (i)
  is sent to all those entitled to receive notice of a meeting at which a resolution could be put;

  (ii)
  contains a statement that the signatories to it are in favour of that resolution;

  (iii)
  the terms of the resolution are set out or identified in the document; and

  (iv)
  has been signed by a majority of the directors entitled to vote on that resolution,

    a resolution in those terms is passed on the day on which and at the time at which the document was signed by a majority of directors and the document has effect as a minute of the resolution.

  (b)
  For the purposes of paragraph (a):

  (i)
  2 or more separate documents containing statements in identical terms each of which is signed by one or more directors shall together be taken to constitute one document containing a statement in those terms signed by those directors at the time at which the last of those documents to be signed was signed by a director;

  (ii)
  a reference to a majority of the directors does not include a reference to an alternate director whose appointor has signed the document, but an alternate director may sign the document in the place of the alternate director's appointor; and

  (iii)
  a fax which is received by the company or an agent of the company and is sent for or on behalf of a director or alternate director shall be taken to be signed by that director or alternate director not later than the time of receipt of the fax by the company or its agent in legible form.

79.    Single director decisions

  (a)
  Where the board of directors consists of one person only, nothing in this constitution limits the powers of that person under the Corporations Act to:

  (i)
  pass a resolution; or

  (ii)
  make a declaration,

    by recording it and signing the record.

  (b)
  Where the board of directors or a committee consists of one person only, a document signed by that person which records a decision of the person:

  (i)
  constitutes a decision of the board of directors or committee as the case may be, and is valid and effective as if it were a decision made at a meeting of directors or the committee; and

  (ii)
  has effect as a minute of that decision.

80.    Defects in appointments

  (a)
  All acts done by any meeting of the directors, committee of directors, or person acting as a director are as valid as if each person was duly appointed and qualified to be a director or a member of the committee.

  (b)
  Paragraph (a) applies even if it is afterwards discovered that there was some defect in the appointment of a person to be a director or a member of a committee or to act as a director or that a person so appointed was disqualified.

MANAGING DIRECTOR

81.    Power to appoint managing director

  (a)
  The directors may appoint one or more directors to the office of managing director for the period and on the terms as they think fit. Subject to the terms of any agreement entered into in a particular case, the directors may at any time revoke any appointment.

  (b)
  A managing director's appointment shall automatically terminate if the managing director ceases for any reason to be a director.

82.    Remuneration

  A managing director shall, subject to the Corporations Act and the terms of any agreement between the managing director and the company, receive remuneration (whether by way of salary, commission or participation in profits, or partly in one way and partly in another) as the directors decide.

83.    Delegation of powers to managing director

  (a)
  The directors may, on the terms and conditions and with any restrictions as they think fit, confer on a managing director any of the powers exercisable by them.

  (b)
  Any powers so conferred may be concurrent with the powers of the directors.

  (c)
  The directors may at any time withdraw or vary any of powers conferred on a managing director.

SECRETARIES AND OTHER OFFICERS

84.    Secretaries

  (a)
  A secretary of the company holds office on the terms and conditions, as to remuneration and otherwise, as the directors decide.

  (b)
  The directors may at any time terminate the appointment of a secretary.

  (c)
  Where the company has one director only and that director is also the secretary of the company, the members may terminate the appointment of the secretary.

85.    Other officers

  (a)
  The directors may from time to time:

  (i)
  create any other position or positions in the company with the powers and responsibilities as the directors may from time to time confer; and

  (ii)
  appoint any person, whether or not a director, to any position or positions created under paragraph (a)(i).

  (b)
  The directors may at any time terminate the appointment of a person holding a position created under paragraph (a)(i) and may abolish the position.

SEALS AND EXECUTING DOCUMENTS

86.    Seals and their use

  (a)
  The company may have a common seal. If the company has a common seal, it may also have duplicate common seal.

  (b)
  A Seal shall be used only by the authority of the directors, or of a committee of the directors authorised by the directors to authorise the use of the Seal. Every document to which the Seal is affixed shall be signed by:

  (i)
  2 directors;

  (ii)
  a director and a secretary (or another person appointed by the directors to countersign that document or a class of documents in which that document is included); or

    (iii)
    where the company has one director only who is also the sole secretary of the company, by that director in his capacity as sole director and sole secretary of the company.

  (c)
  This Clause does not limit the ways in which the company may execute a document.

INSPECTION OF RECORDS

87.    Inspection of records

  (a)
  The directors may authorise a member to inspect the books of the company (to the extent, at the time and places and under the conditions the directors consider appropriate).

  (b)
  A member (other than a director) does not have the right to inspect any document of the company except as provided by law or authorised by the directors.

DIVIDENDS, INTEREST AND RESERVES

88.    Powers to declare Dividends and pay interest

  (a)
  Subject to the Corporations Act and to any special rights or restrictions attached to any shares, the directors may from time to time declare Dividends which appear to the directors to be justified by the profits of the company.

  (b)
  No Dividend shall bear interest against the company.

89.    Crediting of Dividends

  (a)
  Subject to any special rights or restrictions attached to any shares, every Dividend shall:

    (i)
    be paid according to the amounts paid or credited as paid on the shares in respect of which it is to be paid; and

    (ii)
    be apportioned and paid proportionately to the amounts paid or credited as paid on the shares in respect of which the Dividend is to be paid during any part or parts of the period in respect of which the Dividend is paid.

  (b)
  An amount paid or credited as paid on a share in advance of a call shall not be taken for the purpose of paragraph (a) to be paid or credited as paid on the share.

  (c)
  Subject to any special rights or restrictions attached to any shares, the directors may from time to time resolve that Dividends are to be paid out of a particular source or particular sources, and where the directors so resolve, they may, in their absolute discretion:

  (i)
  allow each or any member to elect from which specified sources that particular member's Dividend may be paid by the company; and

  (ii)
  where such elections are permitted and any member fails to make such an election, the directors may, in their absolute discretion, identify the particular source from which Dividends will be payable.

90.    Differential Dividends

  (a)
  Subject to the rights of persons (if any) entitled to shares with special rights as to Dividend, every Dividend shall:

  (i)
  if the resolution for the payment of the Dividend so directs, be paid in respect of some shares to the exclusion of others but otherwise be paid in respect of all shares;

  (ii)
  if the resolution for the payment of the Dividend so directs, be paid at different rates or in different amounts on the shares in respect of which it is to be paid but otherwise be paid according to the amounts paid or credited as paid on the shares in respect of which it is to be paid; and

  (iii)
  except where the resolution for the payment of the Dividend otherwise directs or in the case of any share issued on terms providing that it will rank for Dividend as from a particular date, be apportioned and paid proportionately to the amounts paid or credited as paid on the shares in respect of which the Dividend is to be paid during any part or parts of the period in respect of which the Dividend is paid.

  (b)
  An amount paid or credited as paid on a share in advance of a call shall not be taken for the purposes of paragraph (a) to be paid or credited as paid on the share.

91.    Reserves

  (a)
  The directors may at any time set aside out of the profits of the company any sums as they think proper as reserves which shall, at the discretion of the directors, be applicable for any purpose to which the profits of the company may be properly applied.

  (b)
  Pending any application under paragraph (a), the reserves may, at the discretion of the directors, either be employed in the business of the company or be invested in any investments as the directors may from time to time think fit.

  (c)
  The directors may, without placing them to reserve, carry forward any profits which they may think prudent not to divide.

92.    Deduction of unpaid amounts

  The directors may deduct from any Dividend payable to a member all sums of money presently payable by the member to the company on account of calls or otherwise in relation to shares in the company.

93.    Distributions in kind

  (a)
  The directors may, when declaring a Dividend, by resolution direct payment of the Dividend wholly or partly by the distribution of specific assets, including paid up shares in or debentures of any other body corporate.

  (b)
  Where a difficulty arises in regard to a distribution under paragraph (a), the directors may:

  (i)
  settle the matter as they think fit and fix the value for distribution of the specific assets or any part of those assets;

  (ii)
  decide that cash payments will be made to any members on the basis of the value so fixed in order to adjust the rights of all parties; or

  (iii)
  vest any specific assets in trustees.

94.    Payment of distributions

  (a)
  Any Dividend, interest or other money payable in cash in respect of shares may be paid, at the sole risk of the intended recipient:

  (i)
  by cheque sent through the post directed to:

  (A)
  the address of the member as shown in the register or, in the case of joint holders, to the address shown in the register as the address of the joint holder first named in that register; or

  (B)
  to any other address as the member or joint holders in writing directs or direct; or

  (ii)
  by electronic funds transfer to an account with a bank or other financial institution nominated by the member and acceptable to the company; or

  (iii)
  by any other means determined by the directors,

    or otherwise disposed of according to law.

  (b)
  Subject to law, all Dividends unclaimed may be invested or otherwise used by the directors for the benefit of the company until claimed.

CAPITALISATION OF PROFITS

95.    Capitalisation of profits

  (a)
  The company in general meeting or the directors may resolve:

  (i)
  to capitalise any sum, being the whole or a part of the amount for the time being standing to the credit of any reserve account, profit and loss account or otherwise available for distribution to members; and

  (ii)
  that the sum be applied, in any of the ways mentioned in paragraph (b), for the benefit of members in full satisfaction of their interest in the capitalised sum, in the proportions to which those members would have been entitled in a distribution of that sum by way of Dividend or, if there is no such proportional entitlement, as the directors determine.

  (b)
  The ways in which a sum may be applied for the benefit of members under paragraph (a) are:

  (i)
  in paying up any amounts unpaid on shares held by members;

  (ii)
  in paying up in full unissued shares or debentures to be issued to members as fully paid;

  (iii)
  partly as mentioned in sub-paragraph (i) and partly as mentioned in sub-paragraph (ii);

  (iv)
  any other application permitted by law.

  (c)
  Where the conditions of issue of a partly paid share so provide, the holder shall be entitled to participate in any application of a sum under paragraph (b) to a greater extent than would have been the case had those funds been distributed by Dividend but not to any greater extent than permitted by the terms of issue.

  (d)
  The directors shall do all things necessary to give effect to the resolution and, in particular, to the extent necessary to adjust the rights of the members among themselves, may;

  (i)
  fix the value for distribution of the specific assets or any part of those assets;

  (ii)
  issue fractional certificates or make cash payments in cases where shares or debentures become issuable in fractions or determine that fractions may be disregarded;

    (iii)
    vest any cash or specific assets in trustees on trust for the persons entitled as they think fit; and

    (iv)
    authorise any person to make, on behalf of all members entitled to any further shares or debentures on the capitalisation, and agreement with the company providing for the issue to them, credited as fully paid up, of any further shares or debentures or for the payment by the company on their behalf of the amounts or any part of the amounts remaining unpaid on their existing shares by the application of their respective proportions of the sum resolved to be capitalised and any agreement made under that authority is effective and binding on all the members concerned.

DIVIDEND REINVESTMENT PLANS

96.    Dividend reinvestment plans

  (a)
  The company in general meeting or the directors may:

  (i)
  establish one or more plans under which some or all members may elect that Dividends to be paid in respect of some or all of the shares from time to time held by the member shall be satisfied by the issue of fully paid ordinary shares;

  (ii)
  on or after establishment of any plan extend participation in it, in whole or in part, to some or all of the holders of debt obligations of the company in respect of interest on such obligations in like manner as if that interest were Dividends; and

  (iii)
  vary, suspend or terminate the plan.

  (b)
  Any such plan shall have effect in accordance with its terms and the directors shall do all things necessary and convenient for the purpose of implementing the plan, including the making of each necessary allotment of shares and of each necessary appropriation, capitalisation, application, payment and distribution of funds which may lawfully be appropriated, capitalised, applied, paid or distributed for the purpose of the allotment.

  (c)
  For the purpose of giving effect to any such plan, appropriations, capitalisation, applications, payments and distributions as referred to in Clause 96 may be made and the powers of the directors under Clause 96(d) shall apply and may be exercised (with such adjustments as may be required) even if only some of the members or holders of shares of any class participate in the appropriations, capitalisation, application, payment or distribution.

  (d)
  In offering opportunities to members to participate in any such plan, the directors may give such information as in their opinion may be useful to assist members in assessing the opportunity and making requests to their best advantage. The directors, the company and its officers shall not be responsible for, nor shall they be obliged to provide, any legal, taxation or financial advice in respect of the choices available to members.

  (e)
  The directors shall be under no obligation:

  (i)
  to admit any member as a participant in any such plan; or

  (ii)
  to comply with any request made by a member who is not admitted as a participant in any such plan.

  (f)
  In establishing and maintaining any such plan, the directors shall act in accordance with the provisions of this constitution and may exercise all or any of the powers conferred on them by the terms of any such plan, by this constitution or by the Corporations Act.

  (g)
  This Clause does not affect the validity of any plan referred to in paragraph (a)(i) established before the adoption of this constitution.

NOTICES

97.    Notices generally

  (a)
  Any member who has not left at or sent to the registered office a place of address or an electronic mail address (for registration in the register) at or to which all notices and documents of the company may be served or sent shall not be entitled to receive any notice.

  (b)
  A notice may be given by the company to any member by:

  (i)
  serving it on the member personally;

  (ii)
  sending it by post to the member or leaving it at the member's address as shown in the register or the address supplied by the member to the company for the giving of notices;

  (iii)
  serving it in any manner contemplated in this paragraph (b) on a member's attorney as specified by the member in a notice given under paragraph (c);

  (iv)
  fax to the fax number supplied by the member to the company for the giving of notices; or

  (v)
  transmitting it electronically to the electronic mail address given by the member to the company for giving notices.

  (c)
  A member may by written notice to the secretary left at or sent to the registered office require that all notices to be given by the company or the directors be served on the member's attorney at an address specified in the notice.

  (d)
  Notice to a member whose address for notices is outside Australia shall be sent by airmail, fax or electronic mail.

  (e)
  Where a notice is sent by post, service of the notice shall be taken to be effected by properly addressing, prepaying and posting a letter containing the notice and to have been effected:

  (i)
  in the case of a notice of a meeting, on the day after the date of its posting; and

  (ii)
  in any other case, at the time at which the letter would be delivered in the ordinary course of post.

  (f)
  Where a notice is sent by fax or electronic transmission, service of the notice shall be taken to be effected by properly addressing and sending of transmitting the notice and to have been effected on the day it is sent.

  (g)
  A notice may be given by the company to a person entitled to a share in consequence of the death or bankruptcy of a member:

  (i)
  by serving it on the person personally;

  (ii)
  by sending it by post addressed to the person by name or by the title of representative of the deceased or assignee of the bankrupt or by any like description at the address (if any) within Australia supplied for the purpose by the person;

  (iii)
  if such an address has not been supplied, at the address to which the notice might have been sent if the death or bankruptcy had not occurred;

  (iv)
  by sending a fax to the fax number supplied by the person to the company;

  (v)
  if such a fax number has not been supplied, to the fax number to which the notice might have been sent if the death or bankruptcy had not occurred; or

  (vi)
  by transmitting it to the electronic mail address supplied by the person to the company.

98.    Notices of general meeting

  (a)
  Notice of every general meeting shall be given in the manner authorised by Clause 97:

  (i)
  subject to Clause 99, to every member and to each director;

  (ii)
  to every person entitled to a share in consequence of the death or bankruptcy of a member who, but for death or bankruptcy, would be entitled to receive notice of the meeting; and

  (iii)
  to the auditor to the company (if any).

  (b)
  No other person is entitled to receive notice of general meetings.

JOINT HOLDERS

99.    Notice to Joint holders

  (a)
  Joint holders of a share shall give to the company notice of:

  (i)
  a single address for the purpose of all notices given by the company under Clause 97, and for the payment of Dividends and the making of distributions in accordance with Clauses 93 and 95; and

  (ii)
  a single account for the payment of monies by electronic funds transfer in accordance with Clause 94(a)(ii), if so desired,

    in respect of that share.

  (b)
  Where the company receives notice under paragraph (a), the giving of notice, the payment of Dividends or the making of distributions, to the address or account so notified shall be deemed given, paid or made to all joint holders of the relevant share.

  (c)
  Where joint holders of a share fail to give notice to the company in accordance with paragraph (a), the company may give notice, pay Dividends and make distributions to the address to the joint holder whose name first appears in the register.

  (d)
  Any of the joint holders of a share may give effective receipt for all Dividends and payments in respect of the share.

WINDING UP

100.    Winding up

  (a)
  If the company is wound up and the assets available for distribution among the members are insufficient to repay the whole of the paid up capital, the assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up, or which ought to have been paid up, at the commencement of the winding up, on the shares held by them respectively.

  (b)
  If, in a winding up, the assets available for distribution among the members are more than sufficient to repay the whole of the capital paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up, or which ought to have been paid up, on the shares held by them respectively.

  (c)
  If the company is wound up, the liquidator may:

  (i)
  with the sanction of a special resolution, divide among the members in kind the whole or any part of the property of the company;

    (ii)
    for that purpose set a value as the liquidator considers fair on any property to be so divided; and

    (iii)
    decide how the division is to be carried out as between the members or different classes of members.

  (d)
  The liquidator may, with the sanction of a special resolution, vest the whole or any part of any property in trustees on any trusts for the benefit of the contributories as the liquidator thinks fit, but so that no member is compelled to accept any shares or other securities in respect of which there is any liability.

INDEMNITY

101.    Indemnity and Insurance

  (a)
  To the extent permitted by law and without limiting the powers of the company, the company must indemnify each person who is, or has been, a director or secretary of the company against any liability which results from facts or circumstances relating to the person serving or having served as a director, secretary or employee in relation to the company or any of its subsidiaries.

  (i)
  other than:

  (A)
  a liability owed to the company or a related body corporate;

  (B)
  a liability for a pecuniary penalty order under section 1317G or a compensation order under section 1317H; or

  (C)
  a liability that is owed to someone (other than the company or a related body corporate) and did not arise out of conduct in good faith;

      (this paragraph (a) does not apply to a liability for legal costs); or

    (ii)
    other than for legal costs incurred in defending an action for liability if the costs are incurred:

    (A)
    in defending or resisting civil proceedings in which the person is found to have a liability for which they could not be indemnified under paragraph (1)(a); or

    (B)
    in defending or resisting criminal proceedings in which the person is found guilty; or

    (C)
    in defending or resisting proceedings brought by ASIC or a liquidator for a court order if the grounds for making the order are found by the court to be established; or

    (D)
    in connection with proceedings for relief to the person under the Corporations Act in which the Court denies the relief.

      Paragraph (C) does not apply to costs incurred in responding to actions brought by ASIC or a liquidator as part of an investigation before commencing proceedings for the court order.

  (b)
  To the extent permitted by law and without limiting the powers of the company, the directors may authorise the company to, and the company may enter into any:

  (i)
  documentary indemnity in favour of; or

  (ii)
  insurance policy for the benefit of,

    a person who is, or has been, a director, secretary, auditor, employee or other officer of the company or of a subsidiary of the company, which indemnity or insurance policy may be in such terms as the directors approve and, in particular, may apply to acts or omissions prior to or after the time of entering into the indemnity or the policy.

  (c)
  The benefit of each indemnity given in paragraph (a) continues, even after its terms or the terms of this Clause are modified or deleted, in respect of a liability arising out of acts or omissions occurring prior to the modifications or deletion.

        *    *    *    *

CONSENT TO TERMS OF THIS CONSTITUTION

The persons named below as a member consents to becoming a member of the company, agrees to the terms of this constitution and agrees to take up the number of the class of shares set out against the member's name for the amount specified.

Name and signature of member	Number and class of shares the member agrees to take	Amount paid per share

Australian Mortgage Securities Ltd (ABN 89 003 072 446)	1 Ordinary Share	$1.00

Executed by
 Australian Mortgage Securities Limited

/s/ Mark Bouris Director Signature	/s/ Mark Burge Secretary Signature
Mark Bouris Print name	Mark Burge Print Name

Australian Securitisation Management Pty
Limited (ACN 103 852 428) (the Company)

Resolution of Single Member

In accordance with section 249B of the Corporations Act 2001, Australian Mortgage Securities Limited (ABN 89 003 072 446) as the sole member of the Company, records that the following resolution was passed as a special resolution:

        THAT the Company's constitution be amended as specified in the annexure marked "A".

Dated 26 February 2003

Signed as a correct record by, Australian
Mortgage Securities Limited

/s/ Adrian Bouris Director Signature	/s/ Mark Burge Secretary Signature
Adrian Bouris Print name	Mark Burge Print Name

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"A"

Replace clause 101(a) of the Company's constitution, in its entirety, with the following:

"To the extent permitted by law and without limiting the powers of the company, every director, agent, auditor, secretary and other officer for the time being of the company shall be indemnified out of the assets of the company against any liability incurred by him or her as such director, agent, auditor, secretary or other officer in defending any proceedings whether civil or criminal in which judgment is given in his or her favour or in which he or she is acquitted or in connection with any application under the Corporations Act in which relief is granted to him or her by the court in respect of any negligence, default, breach of duty or breach of trust."

1

QuickLinks

"A"